WILLARD PEASE OIL AND GAS COMPANY

                             1993 STOCK OPTION PLAN

         1. Purpose of Plan. The purpose of this 199i Stock Option Plan ("Plan") is to secure and retain key employees, consultants and directors responsible for the success of Willard Pease Oil and Gas Company ("Company"), to motivate such persons to exert their best efforts on behalf of the Company, to encourage stock ownership and to provide such persons with proprietary interests in, and a greater concern for, the welfare of, and an incentive to continue service with, the Company. Options issued pursuant to this Plan will constitute incentive stock options within the meaning of ss. 422A of the Internal Revenue Code of 1986 ("Code"), as amended, ("Incentive Stock Options") or other options ("Nonstatutory Stock Options") as specified at the time of grant. Incentive Stock Options or Nonstatutory Stock Options may be granted hereunder and any option granted which is specified as a Nonstatutory Stock Option or which for any reason does not qualify as an Incentive Stock Option, including any option granted to a director of the Company or other person who is not also an employee of the Company, shall be a Nonstatutorv Stock Option.

         2. Stock Subject to the Plan. The number of shares of the Company's $0.05 par value common stock ("Common Stock") which may be optioned under the Plan is 1,500,000 shares. Such shares may consist, in whole or in part, of unissued shares or treasury shares. Nonstatutorv Stock Options to acquire no more than 500,000 of such shares may be granted to directors or consultants of the Company or other interested stockholders who are not also employees. The maximum number of shares issuable pursuant to the Plan, including shares subject to outstanding options, shall be subject to adjustment as provided in Section 6 of the Plan. No option shall be granted under the Plan after May 10, 2003. The aggregate fair market value of the shares subject to Incentive Stock Options g-ranted to any optionee which become exercisable in a particular calendar year shall not exceed $100,000. For purposes of this Plan, the fair market value of Common Stock subject to an option shall be the bid price reported in the over-the-counter market at the close of business on the date the option is granted. If no market exists, the Compensation Committee described in Section 3 shall determine the fair market value for purposes of this Plan. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be optioned under the Plan subject to the limitations, terms and conditions of the Plan. The Board of Directors, and the proper officers of the Company shall from time to time take appropriate action required for delivery of Common Stock, in accordance with the options and any exercises thereof.

         3. Administration. Administration of the Plan, insofar as it relates to Incentive Stock Options and the granting of Incentive Stock Options under the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee," provided that the action of the Board of Directors of the Company, if at least a majority of the directors are not also employees of the Company at the time of any action, shall be deemed to be the action of the Committee. The Committee shall consist of' at least three members of the Board of Directors of the Company chosen by the Board, who as of the date of any action of the Committee, are not, and have not been during the preceding 12 months, employees of the Company- If the Committee thus established shall consist of fewer than three members at the time of any action by the Committee, then the directors shall select enough


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other shareholders to serve on the Committee to have three members and to meet any requirements of ss. 422A of the Code and regulations adopted thereunder and regulations adopted under Section 16(b) of the Securities Act of 1933, as amended (the "Act"). The decision of a majority of those present at any meeting of the Committee where a quorum consisting of a majority of the Committee is present shall constitute the decision of the Committee. The Committee is authorized and empowered to administer the Plan insofar as it relates to Incentive Stock Options and, consistent with the terms of the Plan, to (a) select the employees to whom Incentive Stock Options are to be granted and to fix the number of shares and other terms and conditions of the Incentive Stock Options to be granted; (b) determine the date upon which options shall be granted and the terms and conditions of the granted options in a manner consistent with the Plan, which terms need not be identical as between options or optionees; (c) interpret the Plan and the Incentive Stock Options granted under the Plan; (d) adopt, amend and rescind rules and regulations for the administration of the Plan insofar as it relates to Incentive Stock Options; and
(e) direct the Company to execute Incentive Stock Option agreements pursuant to the Plan. All such actions of the Committee shall be binding upon all participants in the Plan.

         The administration of the Plan insofar as it relates to Nonstatutory Stock Options and the granting of Nonstatutory Stock Options under the Plan shall be administered by the Committee, except for any grant of Nonstatutory Stock Options to directors who are not also employees which shall be administered by the Board of Directors. The Committee or the Board is authorized and empowered to administer the Plan insofar as it relates to Nonstatutory Stock Options and, consistent with the terms of the Plan, to (a) select any directors or employees of the Company or other individuals whose assistance or service shall be deemed beneficial to the Company, to whom Nonstatutory Stock Options are to be granted and to fix the number of shares and other terms and conditions of the options to be granted; (b) determine the date upon which Nonstatutory Stock Options shall be granted and the terms and conditions of the granted options in a manner consistent with the Plan, which terms need not be identical as between options or optionees; (c) interpret the Plan and the Nonstatutory Stock Options granted under the Plan; (d) adopt, amend and rescind rules and regulations for the administration of the Plan insofar as it relates to Nonstatutory Stock Options; and (e) direct the Company to execute Nonstatutory Stock Option agreements pursuant to the Plan. All such actions shall be binding upon all participants in the Plan.

         4. Eligibility. The employees of the Company who shall be eligible to receive grants of Incentive Stock Options under the Plan shall be those key employees, including officers or directors of the Company who are also employees, who are from time to time responsible for the management, growth or success of the business of the Company and who shall have been selected by the Committee. Officers of the Company who are also directors shall be eligible to participate in the Plan if they are also employees. The directors of the Company and other stockholders shall be eligible to receive grants of Nonstatutory Stock Options only.

         The persons to receive Incentive Stock Options and Nonstatutory Stock Options under the Plan shall be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the Incentive or Nonstatutory Stock


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Option(s) granted to each person selected provided, however, that any grant of
Nonstatutory Stock Options to directors who are not also employees shall be administered by the Board of Directors. Subject to the exception under Section 5(b), no person may be granted an Incentive Stock Option if such person, at the time the option is granted, owns shares of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. For purposes of calculating such stock ownership, the attribution rules of stock ownership set forth in Section 422(b)(6) of the Code as amended shall apply. Accordingly, an optionee with respect to whom such 10% limitation is being determined, shall be considered as owning Common Stock owned directly or indirectly by or for the optionee's brothers and sisters (whether by the whole or half-blood), spouse, ancestors and lineal descendants; and any Common Stock owned directly or indirectly by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

         5. Terms and Conditions. Nonstatutory Stock Options granted under the Plan shall be subject to the restrictions of Sections 5(a), 5(c), 5(d), 5(e), 5(f), 5(g), 5(h), 50) and 5(o) and Incentive Stock Options granted under this Plan shall be subject to all of the restrictions of this Section 5, as follows:

                  (a) Option Price. Subject to the provisions of Section 5(b), the option price per share shall be determined by the Committee but shall not be less than 100% of the fair market value of such shares at the time the option is granted.

                  (b) More than 10% Shareholder. If an employee owns more than 10% of the fair market value of Common Stock as determined under
         Section 4, at the time an Incentive Stock Option is granted under the Plan, the Committee may issue an Incentive Stock Option to such person at 110% of the fair market value of Common Stock determined by using the average of the closing bid and asked prices listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not listed on NASDAQ, in the over-the-counter market at the close of the market on the date such option was granted or if there is no public trading market, II 0% of the fair market value of the Common Stock as determined by the Committee. Any Incentive Stock Option granted to any employee who owns more than 10% of the fair market value of Common Stock shall not be exercisable after the expiration of five years from the date such option is granted.

                  (c) Limitations on Grant of Options. Subject to the limitations under Section 5(b) of this Plan, no Incentive Stock Option nor any Nonstatutory Stock Option shall be granted which may be exercised more than ten years after the date it was granted.

                  (d) Limitations on Exercise of Option. No optionee granted an Incentive Stock Option or a Nonstatutory Stock Option under the Plan may exercise such option for six months following the date of grant of the option and unless at all times during the period beginning on the date of the granting of the option and ending on the day three months before the date of such exercise such optionee was employed by the


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

         Company or a corporation or subsidiary thereof issuing or assuming the option in a transaction set forth under Section 6 of this Plan (as to an Incentive Stock Option) or within three months of the date when the optionee ceased to serve as a director of the Company (as to a Nonstatutory Stock Option).

                  (e) Payment for Shares. Payment in full, in cash, shall be made for all shares at the time of the exercise of either an Incentive Stock Option or a Nonstatutory Stock Option, provided that the Committee may permit payment to be made with shares of the Company's Common Stock owned by the optionee to be valued at the fair market value at the date of exercise. All Incentive Stock Options or Nonstatutory Stock Options shall be exercised for 100 shares, or a multiple thereof, or for the full number of shares for which the Incentive Stock Option or Nonstatutory Stock Option is then exercisable. No optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to an Incentive Stock Option or Nonstatutory Stock Option until the optionee has given written notice of exercise of the Incentive Stock Option or Nonstatutory Stock Option and paid in full for such shares.

                  (f) Manner of Exercise. Any Incentive Stock Option or Nonstatutory Stock Option granted pursuant to this Plan may be exercised at such time or times as set forth in the option, by the delivery of written notice to any officer of the Company. other than the optionee, together with payment in full, in cash, for the number of shares to be purchased pursuant to such exercise. Such notice (i) shall state the election to exercise the Incentive Stock Option or Nonstatutory Stock Option, (ii) shall state the number of shares in respect of which the option is being exercised, (iii) shall state the optionee's address, (iv) shall state the optionee's social security number, (v) shall contain such representations and agreements concerning optionee's investment intent with respect to such shares of Common Stock as shall be satisfactory to the Company's counsel, (vi) shall state that the certificate evidencing the shares may be stamped with a restrictive legend and the shares evidenced by such certificate will constitute "restricted securities" as defined in Rule 144 promulgated under the Act (unless the shares to be acquired are registered under such statute) and (vii) shall be signed by optionee.

                  (g) Limitation on Transfer of Shares. Unless shares issued upon exercise are registered at the time of exercise under the Act, all shares of Common Stock acquired by an optionee upon exercise of an Incentive Stock Option or a Nonstatutory Stock Option granted under the Plan shall be deemed to be "restricted securities" as defined in Rule 144 promulgated under the Act and the certificate evidencing such shares shall contain a legend as follows:

                  "The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the 'Act') or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

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


                  (h) Other Representations or Warranties. As a further condition to exercise of any Incentive Stock Option or Nonstatutory Stock Option granted under the Plan, the Company may require each optionee to make any representation or warranty to the Company as may be required by any applicable law or regulation.

                  (i) Holding Period of Shares. No shares of Common Stock acquired upon exercise of an Incentive Stock Option granted under this Plan shall be sold or otherwise disposed of, within the meaning of
         Section 425(c) of the Code, at any time before the sooner of two years from the date of the grant of an Incentive Stock Option under this Plan or one year after the date of exercise of the Incentive Stock Option. However, an optionee who has acquired shares of Common Stock upon exercise of an Incentive Stock Option granted under this Plan, who transfers such shares to a trustee, receiver, or other similar fiduciary in any proceeding under Title 11 of the United States Bankruptcy Law or any other similar insolvency proceeding at a time when such optionee is insolvent shall not have been deemed to have made a transfer or disposition for purposes of this subsection, nor shall one who acquires the shares from the Company with another person in joint tenancy be deemed to have made a transfer or disposition.

                  (j) Death of Optionee. If an optionee dies, any Incentive Stock Option or Nonstatutory Stock Option previously granted to the optionee shall be exercisable by the personal representative or administrator of the deceased optionee's estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the option directly from the optionee by will or by the laws of descent and distribution at any time within one year after his death, but not more than ten years [five years if Section 5(b) is applicable] after the date of granting of the option, provided the deceased optionee was entitled to exercise such option at the time of his death.

                  (k) Retirement. If an optionee's employment with the Company terminates by reason of retirement, any Incentive Stock Option previously granted to him shall be exercisable as determined in the sole discretion of the Committee within three months after the date of such termination, but not more than ten years [five years if Section 5(b) is applicable] after the date of granting of the Incentive Stock Option, and then only to the extent to which it was exercisable at the time of such termination by retirement; provided, however, that if the optionee dies within three months after termination by retirement, any unexercised Incentive Stock Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for one year after the date of his death, but not more than ten years after the date of granting of the Incentive Stock Option.



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


                  (l) Disability. If an optionee becomes disabled within the meaning of Section 105(d)(4) of the Code, and at the time of such disability the optionee is entitled to exercise an Incentive Stock Option, the optionee shall have the right to exercise the Incentive Stock Option within one year after such disability provided that the optionee exercises within ten years after the date of grant thereof [or five years if Section 5(b) is applicable], and then only to the extent to which it was exercisable at the time of such disability.

                  (m) Optionee's Termination. If an optionee's employment by the Company is terminated for any reason other than death, retirement or disability, any Incentive Stock Option previously granted to the optionee which was exercisable at the time of termination shall terminate three months after the date upon which the optionee's employment terminates or at such earlier time as provided in the terms of the optionee's Incentive Stock Option,

                  (n) Leave of Absence. For the purposes of this Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company, if the period of such leave does not exceed 90 days and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the optionee's right to re-employment is guaranteed either by statute or by contract, shall not be deemed a termination of employment.

                  (o) Nontransferability of Options. No Incentive Stock Option or Nonstatutory Stock Option granted under this Plan will be transferable by the optionee other than by will or the laws of descent and distribution. During the lifetime of the optionee, the Incentive Stock Option or Nonstatutory Stock Option will be exercisable only by optionee.

         6. Recapitalization or Merger. If the outstanding shares of Common Stock which are eligible for the granting of Incentive Stock Options or Nonstatutory Stock Options hereunder, or subject to Incentive Stock Options or Nonstatutory Stock Options theretofore granted, shall at any time be changed or exchanged by declaration of a stock dividend. split-up, subdivision or combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan or subject to any Incentive Stock Options or Nonstatutory Stock Options previously granted, and the price per share, shall be appropriately and equitably adjusted, so as to maintain the proportionate number of shares without changing the aggregate Incentive Stock Option or Nonstatutory Stock Option price. In the event of a dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation and the holder of Common Stock receives securities of another corporation, any outstanding Incentive Stock Options or Nonstatutory Stock Options hereunder shall terminate as of the effective date of


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


such event; provided that immediately prior to such event each optionee shall have the right to exercise any unexpired Incentive Stock Option or Nonstatutory Stock Option in whole or in part. The Company shall afford each person who holds an Incentive Stock Option or Nonstatutory Stock Option under this Plan at least 30 days advance written notice of such event, However, no Incentive Stock Option or Nonstatutory Stock Option shall be exercised more than ten years [five years if Section 5(b) is applicable] after the granting thereof. The existence of this Plan, or of any Incentive Stock Options or Nonstatutory Stock Options hereunder, shall not in any way prevent any transaction described in this section, nor shall anything contained in this Plan prevent the substitution of a new Incentive Stock Option or Nonstatutory Stock Option by a surviving corporation.

         7. Use of Proceeds. Proceeds from the sale of stock pursuant to Incentive Stock Options or Nonstatutory Stock Options granted under this Plan shall constitute general funds of the Company.

         8. Reservation of Issuance of Shares. The Company shall at all times during the duration of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of all Incentive Stock Options or Nonstatutory Stock Options granted pursuant to this Plan, and shall pay all original issue and transfer taxes with respect to the issuance of shares pursuant to the exercise of such Incentive Stock Options or Nonstatutory Stock Options, and shall pay all of the fees and expenses necessarily incurred in connection with the exercise of such Incentive Stock Options or Nonstatutory Stock Options and the issuance of such shares.

         9. Amendments. The Board of Directors may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any optionee under any Incentive Stock Options or Nonstatutory Stock Options previously granted, without the optionee's consent, or which, without the approval of the stockholders, would:

               a. except as is provided in Section 6 of this Plan, increase the total number of shares reserved for the purposes of the Plan-,

               b. decrease the option price to less than I 00% of the fair market value for [or 110% if Section 5(b) is applicable] on the date of the granting of the Incentive Stock Option or Nonstatutory Stock Option;

               c. change the persons (or class of persons) eligible to receive Incentive Stock Options or Nonstatutory Stock Options under the Plan;

               d. increase the number of shares which may be subject to Nonstatutory Stock Options granted under this Plan; or

               e. increase the aggregate fair market value of the shares subject to Incentive Stock Options which may be g-ranted under this Plan to any person and which become exercisable in any year to an amount in excess of $100,000.



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

          10. Indemnification. In addition to such other rights of indemnification they may have as directors, the members of the Committee and the Board of Directors shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therefrom. to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Stock Option or Nonstatutory Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such member of the Board of Directors is liable for gross negligence, fraud or willful misconduct in the performance of the director's duties so long as within 60 days after institution of any such action, suit or proceeding, the director shall in writing offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

         11. Approval of Shareholders. The Plan shall take effect upon approval by the holders of a majority of the shares of the Company's Common Stock by written consent or present at a meeting attended by a quorum of shareholders, which approval must occur within 12 months after the date the Plan is adopted by the Board of Directors.

         12. Miscellaneous. Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural, and words of the plural may be construed as denoting the singular, and words of one gender may be construed as denoting the other gender as is appropriate. Paragraph headings are not to be considered part of this Plan and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.

Adopted by stockholders effective the 25th day of June, 1993.

                                          WILLARD PEASE OIL AND GAS
                                          COMPANY,
                                          a Nevada corporation

ATTEST:
                                          By /s/ Willard H. Pease, Jr.
                                             ---------------------------------
                                              Willard H. Pease, Jr., President


/s/ Lily Roeland
-------------------------------------
Lily Roeland
Secretary

S E A L